The Lincoln National Life Insurance Company

                     Lincoln Life Variable Annuity Account W

                        Wells Fargo New DirectionsSM Core
                       Wells Fargo New DirectionsSM Access
                      Wells Fargo New DirectionsSM Access 4

                 Supplement to the Prospectus dated May 1, 2004


Please keep this Supplement with your current Wells Fargo New DirectionsSM Prospectus and retain it for reference. This supplement discusses changes to the underlying funds in your Wells Fargo annuity product.

Effective May 1, 2006, the AIM VI Growth Fund has merged with the AIM VI Capital Appreciation Fund, and will no longer be available as an investment option under your contract. Each fund is an investment portfolio of AIM Variable Insurance Funds. Refer to the fund prospectus for information about the AIM VI Capital Appreciation Fund.

Effective May 1, 2006, the AIM VI Premier Equity Fund has merged with the AIM VI Core Equity Fund, and will no longer be available as an investment option under your contract. Each fund is an investment portfolio of AIM Variable Insurance Funds. Refer to the fund prospectus for information about the AIM VI Core Equity Fund.